UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 7, 2016

Date of Report (Date of earliest event reported)

KSIX MEDIA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52522	98-0550352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10624 S. Eastern Ave., Suite A-910 Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

(702) 701-8030

Registrant’s telephone number, including area code

North American Energy Resources, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 – SECURITIES AND TRADING MATTERS

Item 3.02 – Unregistered Sale of Equity Securities

On or about January 4, 2016, we entered into a 2nd Amended Legal Services Agreement with John E. Dolkart, Jr. Esq. (the “Dolkart Agreement”). Upon execution of the Dolkart Agreement, the Company was obligated to issue to Mr. Dolkart 250,000 shares of Common Stock restricted in accordance with Rule 144, in exchange for the $2,500 in services rendered (the “Dolkart Stock”). The issuance of the Dolkart Stock was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933. Mr. Dolkart is a sophisticated investor, familiar with our corporate operations, and there was no general solicitation. This transaction was approved by Written Consent of the Board of Directors through authority set forth in our Articles of Incorporation, corporate bylaws, and §78.315 of the Nevada Revised Statutes. The Dolkart Stock was issued on or about May 5, 2016, and was fully paid and non-assessable upon execution of the Dolkart Agreement.

On or about February 1, 2016, we entered into a Consulting Agreement with Ted D. Campbell II (the “Campbell Agreement”). Upon execution of the Campbell Agreement, the Company was obligated to issue to Mr. Campbell 250,000 shares of Common Stock restricted in accordance with Rule 144, in exchange for the $2,500 in services rendered (the “Campbell Stock”). The issuance of the Campbell Stock was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933. Mr. Campbell is a sophisticated investor, familiar with our corporate operations, is a director of the Company, and there was no general solicitation. This transaction was approved by Written Consent of the Board of Directors through authority set forth in our Articles of Incorporation, corporate bylaws, and §78.315 of the Nevada Revised Statutes. The Campbell Stock was issued on or about May 5, 2016, and was fully paid and non-assessable upon execution of the Campbell Agreement.

On or about February 24, 2016, we entered into a Senior Secured Credit Facility with TCA Global Credit Master Fund, LP (the “TCA Agreement”). Pursuant to §2.5(f) of the TCA Agreement, the Company was obligated to pay an advisory fee of $300,000 USD. In lieu of the cash payment, TCA Global Credit Master Fund, LP (“TCA”) agreed to take 1,782,000 shares of Common Stock restricted in accordance with Rule 144 (the “Advisory Fee Stock”). The issuance of the Advisory Fee Stock was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933. Under the Agreement, once the Advisory Fee Stock meets the requirements of Rule 144, TCA may sell the Advisory Fee Stock until such time as they have received $300,000 in gross proceeds. At that time, TCA is obligated to return any remaining shares of Advisory Fee Stock back to the Company for cancellation into treasury. TCA is an accredited investor as defined under Regulation D, Rule 501, familiar with our corporate operations, and there was no general solicitation. This transaction was approved by Written Consent of the Board of Directors through authority set forth in our Articles of Incorporation, corporate bylaws, and §78.315 of the Nevada Revised Statutes. The Advisory Fee Stock was issued on or about March 4, 2016, and was fully paid and non-assessable upon execution of the TCA Agreement.

On or about April 1, 2016, the Company received a “Notice of Conversion” from Paywall, Inc. (“Paywall”) pursuant to a March 23, 2016 addendum to a Convertible Promissory Note dated January 19, 2016 (the “Conversion”). Pursuant to this Conversion, the Company was obligated to issue to Paywall, Inc. 454,545 shares of Common Stock restricted in accordance with Rule 144 in exchange for the forgiveness of $20,000 owed to Paywall. On April 6, 2016, the Company received a letter from Paywall assigning full ownership to the aforementioned common stock to Edwin Winfield, a Nevada resident (the “Winfield Stock”). The issuance of the Winfield Stock was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933. Mr. Winfield is a sophisticated investor, familiar with our corporate operations, and there was no general solicitation. This transaction (e.g. Paywall Conversion and Assignment) was approved by Written Consent of the Board of Directors through authority set forth in our Articles of Incorporation, corporate bylaws, and §78.315 of the Nevada Revised Statutes. The Winfield Stock was issued on or about June 14, 2016, and was fully paid and non-assessable upon the receipt of the Notice of Conversion from Paywall, Inc.

On or about April 1, 2016, the Company entered into a Common Stock subscription agreement with Edwin Winfield for the purchase of 100,000 shares of Common Stock restricted in accordance with Rule 144 in exchange for a cash investment at $0.10 per share, or $10,000 in the aggregate in cash (the “Winfield Subscription Stock”). “). The issuance of the Winfield Subscription Stock was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933. Mr. Winfield is a sophisticated investor, familiar with our corporate operations, and there was no general solicitation. This transaction was approved by Written Consent of the Board of Directors through authority set forth in our Articles of Incorporation, corporate bylaws, and §78.315 of the Nevada Revised Statutes. The Winfield Subscription Stock was issued on or about June 14, 2016, and was fully paid and non-assessable upon execution of the original subscription agreement.

On or about April 5, 2016, we entered into a Consulting Agreement with Hall Strategy, LLC (the “Hall Strategy Agreement”), a Nevada limited liability company. Upon execution of the Hall Strategy Agreement, the Company was obligated to issue to Hall Strategy, LLC (“Hall Strategy”) 1,000,000 shares of Common Stock restricted in accordance with Rule 144, in exchange for the $10,000 in services rendered (the “Hall Strategy Stock”). The issuance of the Hall Strategy Stock was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933. Mr. Hall, the managing member of Hall Strategy, is a sophisticated investor, familiar with our corporate operations, is a director of the Company, and there was no general solicitation. This transaction was approved by Written Consent of the Board of Directors through authority set forth in our Articles of Incorporation, corporate bylaws, and §78.315 of the Nevada Revised Statutes. The Campbell Stock was issued on or about May 5, 2016, and was fully paid and non-assessable upon execution of the Campbell Agreement.

On or about May 10, 2016, we entered into a Consulting Agreement with Anthony P. Nuzzo Jr. (the “Nuzzo Agreement”). Upon execution of the Nuzzo Agreement, the Company was obligated to issue to Mr. Nuzzo 1,000,000 shares of Common Stock restricted in accordance with Rule 144, in exchange for the $10,000 in services rendered (the “Nuzzo Stock”). The issuance of the Nuzzo Stock was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933. Mr. Nuzzo is an accredited investor as defined under Regulation D, Rule 501, familiar with our corporate operations, and there was no general solicitation. This transaction was approved by Written Consent of the Board of Directors through authority set forth in our Articles of Incorporation, corporate bylaws, and §78.315 of the Nevada Revised Statutes. The Nuzzo Stock was issued on or about June 10, 2016, and was fully paid and non-assessable upon execution of the Nuzzo Agreement.

On or about May 13, 2016, we entered into a Unit subscription agreement with Anthony P. Nuzzo Jr. (the “Nuzzo Subscription Agreement”). Each Unit was priced at $0.10 and contained: (a) one share of Common Stock restricted in accordance with Rule 144; and (b) two Warrants to purchase an additional share of Common Stock restricted in accordance with Rule 144 for $0.75 for a period of 18 months of the close of the offering. Pursuant to the Nuzzo Subscription Agreement, the Company offered Mr. Nuzzo a minimum of $180,000 (1,800,000 Units) and a maximum of $500,000 (5,000,000 Units). Mr. Nuzzo purchased the minimum offering of $180,000 on May 13, 2016 to open the offering. Mr. Nuzzo has a non-transferable and irrevocable option to purchase the remaining 3,200,000 Units or $320,000 in the aggregate for a period of 120 days dated from May 13, 2016 (the “Effective Period”). The offering will close either: 120 days from the initial purchase of the minimum offering (e.g. August 11, 2016); when the maximum offering is subscribed for during the Effective Period, or the date the Company receives written notice from Mr. Nuzzo that he chooses not to complete the maximum purchase amount in the offering. No stock certificates will be issued to Mr. Nuzzo until the close of the offering, and the initial proceeds of $180,000 (or 1,800,000 Units) will be classified for accounting purposes as a subscription receivable until the close of the offering. This transaction is exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933. Mr. Nuzzo is an accredited investor as defined under Regulation D, Rule 501, familiar with our corporate operations, and there was no general solicitation.

On or about May 23, 2016, we entered into a Consulting Agreement with Omnivance Advisors, Inc. (the “Omnivance Agreement”). Upon execution of the Omnivance Agreement, the Company was obligated to issue to Omnivance Advisors, Inc. (“Omnivance”) 240,000 shares of Common Stock restricted in accordance with Rule 144, in exchange for the $2,400 in services rendered (the “Omnivance Stock”). The issuance of the Omnivance Stock was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933. Mr. Wong, President of Omnivance, is a sophisticated investor, familiar with our corporate operations, and there was no general solicitation. This transaction was approved by Written Consent of the Board of Directors through authority set forth in our Articles of Incorporation, corporate bylaws, and §78.315 of the Nevada Revised Statutes. The Dolkart Stock was issued on or about June 14, 2016, and was fully paid and non-assessable upon execution of the Dolkart Agreement.

On or about June 10, 2016, the Board of Directors, through its authority set forth in our Articles of Incorporation, corporate bylaws, and §78.315 of the Nevada Revised Statutes, by Written Consent issued Jeremy M. Hayden, a resident of the State of Wisconsin, 450,000 shares of Common Stock restricted in accordance with Rule 144, in exchange for the $4,500 in services rendered (the “Hayden Stock”). The issuance of the Hayden Stock was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933. Mr. Hayden is a sophisticated investor, familiar with our corporate operations as an employee, and there was no general solicitation. The Hayden Stock was issued on or about June 10, 2016, and was fully paid and non-assessable upon execution of the Written Consent of the Board of Directors.

On or about June 10, 2016, the Board of Directors, through its authority set forth in our Articles of Incorporation, corporate bylaws, and §78.315 of the Nevada Revised Statutes, by Written Consent issued Scott E. Kaplan, a resident of the State of Illinois, 750,000 shares of Common Stock restricted in accordance with Rule 144, in exchange for the $7,500 in services rendered (the “Kaplan Stock”). The issuance of the Kaplan Stock was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933. Mr. Kaplan is a sophisticated investor, familiar with our corporate operations as an employee, and there was no general solicitation. The Kaplan Stock was issued on or about June 10, 2016, and was fully paid and non-assessable upon execution of the Written Consent of the Board of Directors.

On or about June 10, 2016, the Board of Directors, through its authority set forth in our Articles of Incorporation, corporate bylaws, and §78.315 of the Nevada Revised Statutes, by Written Consent issued Sheila M. Lapitan, a resident of the State of Nevada, 300,000 shares of Common Stock restricted in accordance with Rule 144, in exchange for the $3,000 in services rendered (the “Lapitan Stock”). The issuance of the Lapitan Stock was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933. Ms. Lapitan is a sophisticated investor, familiar with our corporate operations as an employee, and there was no general solicitation. The Lapitan Stock was issued on or about June 10, 2016, and was fully paid and non-assessable upon execution of the Written Consent of the Board of Directors.

On or about June 10, 2016, the Board of Directors, through its authority set forth in our Articles of Incorporation, corporate bylaws, and §78.315 of the Nevada Revised Statutes, by Written Consent issued Shawn D. Pearson, a resident of the State of Nevada, 750,000 shares of Common Stock restricted in accordance with Rule 144, in exchange for the $7,500 in services rendered (the “Pearson Stock”). The issuance of the Pearson Stock was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933. Mr. Pearson is a sophisticated investor, familiar with our corporate operations as an employee, and there was no general solicitation. The Pearson Stock was issued on or about June 10, 2016, and was fully paid and non-assessable upon execution of the Written Consent of the Board of Directors.

On or about June 10, 2016, the Board of Directors, through its authority set forth in our Articles of Incorporation, corporate bylaws, and §78.315 of the Nevada Revised Statutes, by Written Consent issued Daniel P. Wolff, a resident of the State of Illinois, 450,000 shares of Common Stock restricted in accordance with Rule 144, in exchange for the $4,500 in services rendered (the “Wolff Stock”). The issuance of the Wolff Stock was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933. Mr. Wolff is a sophisticated investor, familiar with our corporate operations as an employee, and there was no general solicitation. The Wolff Stock was issued on or about June 10, 2016, and was fully paid and non-assessable upon execution of the Dolkart Agreement.

On or about June 10, 2016, the Board of Directors, through its authority set forth in our Articles of Incorporation, corporate bylaws, and §78.315 of the Nevada Revised Statutes, by Written Consent issued Christian M. Luzuriaga, a resident of the State of Wisconsin, 450,000 shares of Common Stock restricted in accordance with Rule 144, in exchange for the $4,500 in services rendered (the “Luzuriaga Stock”). The issuance of the Luzuriaga Stock was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933. Mr. Luzuriaga is a sophisticated investor, familiar with our corporate operations as an employee, and there was no general solicitation. The Luzuriaga Stock was issued on or about June 10, 2016, and was fully paid and non-assessable upon execution of the Dolkart Agreement.

As stated, the shares of unregistered common stock described above were issued in reliance upon an exemption from registration afforded under Section 4(2) of the Securities Act for transactions by an issuer not involving a public offering, or Rule 506(b) of Regulation D promulgated under such same said section. In particular, our Company confirmed that with respect to the exemption claimed under Regulation D, Rule 506(b) and Section 4(2) of the Securities Act of1933, that:

i. The purchaser referred to above gave written assurance of investment intent without a view for resale and certificates for shares sold to each purchaser shall bear a restrictive resale legend consistent with such investment intent and restricting transfer;

ii. Sales were made to a limited number of persons and no general solicitation to the public was made in connection with such sales;

iii. The purchaser represented in writing that he had sufficient sophistication to evaluate the investment and could afford to lose their entire investment without adversely affecting their lifestyle;

iv. Neither our company nor any person acting on our behalf offered or sold shares by means of any form of general solicitation or general advertising;

v. The purchaser represented in writing that they acquired the shares for his own account; and

vi. The Purchaser has been placed on notice that the securities purchased will need to be sold in compliance with Rule 144 of the Act, and may not be transferred otherwise.

Upon close of the above listed sales of unregistered common stock of the Company, the Company will have 44,514,961 shares of Common Stock issued and outstanding held by approximately sixty-two (62) certificate holders and over four hundred and fifty (45o) shareholders who hold in street name. The Company currently has a 3,044,316 shares of Common Stock which are without restrictive resale legends (e.g. 1,032,695 shares of Common Stock are currently in street name with Cede & Co).

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KSIX Media Holdings, Inc.

DATE: July 8, 2016	By:	/s/ Carter Matzinger
	Name:	Carter Matzinger
	Title:	President and Chief Executive Officer